EXHIBIT 10.24

SUBSCRIPTION AGREEMENT

           SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of [January 7, 2010], by and among Terra Energy & Resource Technologies, Inc., a Delaware corporation (the “Company”), and the undersigned subscriber (the “Investor”).

WHEREAS, the parties are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the Company desires to sell, on a best efforts basis, up to 50 units (“Units”) of the Company’s securities (the “Offering”), with each Unit consisting of (i) 200,000 shares of the Company’s common stock and (ii) a warrant to purchase 200,000 shares of common stock, exercisable for five years at $0.05 per share, substantially in the form annexed hereto as Exhibit A,  at the purchase price of $10,000 per Unit (the “Purchase Price”); the minimum investment amount is one Unit; there is no minimum amount of Units required to be sold in the Offering and closings on any sales of Units may be conducted at any time;

WHEREAS, the Investor desires to purchase, and the Company desires to issue and sell to the Investor, upon the terms and conditions set forth in this Agreement, the number of Units set forth on the signature page hereof;

NOW THEREFORE, the parties hereby agree as follows:

                1.           The Investor hereby subscribes for and agrees to purchase the number of Units set forth on the signature page hereof at the Purchase Price per Unit.

2.           [The date of the sale of the Units pursuant to this Agreement (hereinafter, the “Closing”), shall occur no later than [_____________] or as soon as practicable thereafter; provided, however, if the Closing is not completed by [______________], this Agreement shall be null and void.] On or prior to the Closing, the Investor shall pay the full purchase price for the Unit(s) to be issued and sold to the Investor by cash, check or wire transfer of immediately available funds.

3.           In the event the Company proposes to sell any common stock or other securities convertible into or exercisable for common stock in a private placement of at least $500,000 in the aggregate to accredited investors (the “Qualifying Private Placement”), the Company shall provide notice (the “Qualifying Private Placement Notice”) to the Investor and the Investor shall have a right to purchase (the “Right to Purchase”) the same securities offered in such Qualifying Private Placement on the same terms and conditions thereof, in an amount up to the amount of the Investor’s subscription pursuant to this Agreement.  The Investor is aware that the Company is contemplating a private placement of securities, consisting of (a) a 12% Secured, Convertible $50,000 Promissory Note due in 5 years, accompanied by warrant coverage upon conversion, and (b) cash distribution rights, on a $500,000/$5.6 million minimum-maximum basis (the “Terra TDD Unit Offering”).  For purposes of this Section 3, the Terra TDD Unit Offering shall be interpreted within the meaning of Qualifying Private Placement.  There is no representation that the Terra TDD Unit Offering or any other Qualifying Private Placement will be consummated.  If the Investor elects to exercise its Right to Purchase, the Investor shall give written notice to the

Company of the Investor’s election, which election notice will not be enforceable against the Company unless received by the Company within ten (10) business days of delivery by the Company of the Qualifying Private Placement Notice, and a closing shall be held no later than the date of the proposed closing date of such Qualifying Private Placement specified in the Qualifying Private Placement Notice, which proposed closing date shall not be less than ten (10) business days following the date of the Qualifying Private Placement Notice.  The Right to Purchase afforded by this Section 3 will expire upon the earlier of:  (i) the tenth business day following the initial closing or termination of the Terra TDD Unit Offering, provided that the Terra TDD Unit Offering is commenced in 2010; (ii) the closing or termination of such different Qualifying Private Placement, in the event the Terra TDD Unit Offering is not commenced and/or the Company commences a different Qualifying Private Placement within twelve months of the final closing pursuant to the Offering; (iii) the one year anniversary date of the final closing pursuant to the Offering; or (iv) the Investor’s failure to purchase securities in any transaction subject to the Right to Purchase.

4.           The Investor will be entitled to piggyback registration rights with respect to the shares underlying the Units purchased on any registered offering by the Company on its own behalf or on behalf of selling stockholders subject to customary exceptions.  The Company, and/or the managing underwriter with respect to the registration statement, will have the right to reasonably limit the number of shares included in the registration statement, in which event the Investor will have the right to include shares on a pro rata basis as among all similarly situated selling stockholders.  The piggyback registration rights shall terminate on the earlier of (i) the one year anniversary date of the closing or (ii) the date the shares purchased are eligible to be sold in reliance upon Rule 144 of the Securities Act.

5.           The Company will use the net proceeds from the sale of the Units for working capital and general corporate purposes.  The Company may engage the services of a selling agent for placing the Units; such selling agent may be entitled to a placement fee of up to: 10% of the gross proceeds from the sale of the Units and three-year warrants equal to 5% of the gross amount raised.

6.           The Investor is purchasing the Units for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.  The Investor is purchasing the Units for its own account or for the account of beneficiaries for whom the Investor has full investment discretion and whom the Investor has full authority to bind, so that each such beneficiary is bound hereby as if such beneficiary were a direct subscriber hereunder and all representations, warranties and agreements herein were made directly by such beneficiary. The Investor acknowledges that it is not purchasing the Units as a result of any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or at any seminar media or broadcast over radio or television or any seminar or meeting whose attendees were invited by general solicitation or general advertising.

7.           The Investor acknowledges that it is an “accredited investor” as defined in S.E.C. Rule 501(a) of the Securities Act.  The Investor has such knowledge and experience in business and financial matters that it has the capacity to protect its own interests in connection with this transaction and is capable of evaluating the merits and risks of an investment in the Units and making an informed investment decision.  The Investor acknowledges that an investment in the Units pursuant to this Agreement is speculative and involves a high degree of risk.  The Investor has adequate means of providing for the Investor’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Units for an indefinite period of time, has no need for liquidity in such investment, and can afford a complete loss of such investment. The Investor, if an individual, has adequate means of providing for the Investor’s current needs and personal and family contingencies and has no need for liquidity in its investment in the Units.  The Investor, in electing to subscribe for the Units, has conducted its own independent investigation of the Company.  The Investor has carefully reviewed and understands the Company’s reports and filings made with the Securities and Exchange Commission.  The Investor has had access to all the information necessary to make a fully informed investment decision.  The Investor has had the opportunity to meet with representatives of the Company and to speak to such representatives to ask such questions and receive such other information about the Company as the Investor might desire.  The Investor represents that it has had an opportunity to review all other documents, records, books and other information pertaining to the Investor’s investment in the Company that have been requested by the Investor, and has carefully reviewed the information provided.  The Investor has been given no oral or written representations or assurances from the Company or any representation of the Company that are not specifically set forth in this Agreement.  The Company’s auditors have issued a going-concern qualification in connection with the Company’s financial statements.  The Investor understands that the following risk factors, among others, may affect the business activities of the Company:  the Company has limited assets; the Company has debts and loans outstanding; the Company expects to incur operating losses and net losses for the near-term as it incurs additional costs associated with implementing business strategy and developing products and services for commercial use; the Company intends to seek additional funding to support the development of its products and services, working capital, and capital expenditures; the limited experience of management in this particular field of business; the Company does not have a specific plan for the use of net proceeds of the funds it raises; the Company may use proceeds of funding to pay hereinafter incurred or existing liabilities, obligations, and/or judgments; the Investor will sustain an immediate and substantial dilution; the Company’s intended business is evolving and intensely competitive, and the Company expects competition to intensify in the future; the Company may be dependent on forming strategic alliances with other companies; the Company is dependent on innovative research and development; the Company’s business may be dependent on protection of proprietary technology and there can be no assurance that the Company owns or will own any technologies or will be able to protect such technologies; the Company is dependent on the capabilities of third parties, including technical personnel; the Company’s business may be affected by changes in government regulation; and future advances in technology may make the Company’s proposed business activities obsolete.

The Investor has truthfully completed the Confidential Investor Questionnaire annexed hereto as Exhibit B. The representations, warranties and agreements of the Investor pursuant to the Confidential Investor Questionnaire are incorporated by reference herein.

8.           The Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Units.

9.           The Investor understands that the Units are “restricted” securities and are not being registered under the Securities Act or any applicable state securities laws, and any of the Units may not be transferred unless (a) such securities are sold pursuant to an effective registration statement under the Securities Act, (b) the Investor shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration to the reasonable satisfaction of the Company, (c) the securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of the Investor who agrees to sell or otherwise transfer the securities only in accordance with the terms of this Agreement and who is an accredited investor, or (d) the securities are sold pursuant to Rule 144, and the Investor shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions to the reasonable satisfaction of the Company. The Investor understands that the securities will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such securities):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended.  The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act.”

           10.           THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES) GOVERN ALL MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ALL OF THE TRANSACTIONS IT CONTEMPLATES, INCLUDING, WITHOUT LIMITATION, ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE, AND ENFORCEMENT.  THE COMPANY AND THE INVESTOR HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS AND THE NEW YORK STATE COURTS LOCATED IN NEW YORK COUNTY IN THE STATE OF NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.  BOTH THE COMPANY AND THE INVESTOR IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING.  BOTH THE COMPANY AND THE INVESTOR FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FEDERAL EXPRESS (OR OTHER SIMILAR REPUTABLE COURIER OR DELIVERY SERVICE) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING.  NOTHING HEREIN SHALL AFFECT ANY PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.  BOTH THE COMPANY AND THE INVESTOR AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER.  BOTH THE COMPANY AND THE INVESTOR HEREBY WAIVE A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER IN RESPECT OF ANY MATTER ARISING OUT OR IN CONNECTION WITH THIS AGREEMENT.

11.           Any notices required or permitted to be given under the terms of this Agreement shall be sent by express mail or delivered personally or by courier (including a recognized overnight delivery service) and shall be effective three days after being sent by express mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service), in each case addressed to a party.  The addresses for such communications shall be:

If to the Company:

Attn.: Chief Executive Officer
Terra Energy & Resource Technologies, Inc.
99 Park Avenue, 16th Floor
New York, NY 10016
Telephone:  212-286-9197
Facsimile:  917-591-5988

If to the Investor:
At the contact address and/or facsimile number listed on the signature page hereof.

Each party shall provide notice to the other party of any change in address.

12.           The Investor agrees to hold the Company and its directors, officers, employees, controlling persons and agents (including any selling agent and its managers, members, officers, directors, employees, counsel, controlling persons and agents) and their respective heirs, representatives, successors and assigns harmless from and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (i) any misrepresentation made by the Investor contained in this Agreement (including the Confidential Investor Questionnaire), (ii) any sale or distribution by the Investor in violation of the Securities Act of 1933, as amended, or any applicable state securities or “blue sky” laws or (iii) any untrue statement of a material fact made by the Investor and contained herein.

13.           This Agreement contains the entire understanding of the Company and the Investor with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters.  Except as provided herein, no provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.  The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.  In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof. The language used in this Agreement will be deemed to be the language chosen by the Company and the Investor to express their mutual intents, and no rules of strict construction will be applied against any party.

[SIGNATURE PAGE TO FOLLOW ]

SIGNATURE PAGE
TO SUBSCRIPTION AGREEMENT

______________________ x $10,000 per Unit  = Total Purchase Price of USD $__________
(Number of Units subscribed for)

Signature                                                                Signature (if purchasing jointly)

Name Typed or Printed                                                                Name Typed or Printed

Entity Name                                                                Entity Name

Address                                                                Address

City, State and Zip Code                                                                City, State and Zip Code

Telephone-Business                                                                           Telephone-Business

Telephone-Residence                                                                           Telephone-Residence

Facsimile-Business                                                                Facsimile-Business

Facsimile-Residence                                                                           Facsimile-Residence

Tax ID # or Social Security #                                                                Tax ID # or Social Security #

Name in which Units should be issued:

Dated

[SIGNATURE PAGE CONTINUED ON NEXT PAGE ]

SIGNATURE PAGE
TO SUBSCRIPTION AGREEMENT
(Continued)

CERTIFICATE OF SIGNATORY
(To be completed if Units are being subscribed for by an entity)

The undersigned is the [insert title: __________________________________________] of ___________________________________________________________, the subscribing entity set forth above (the “Entity”).  I certify that I am empowered and duly authorized by the entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Units, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________, ______.

(Signature)

ACCEPTANCE OF SUBSCRIPTION

This Subscription Agreement is agreed to and accepted as of [________________, ____].

TERRA ENERGY & RESOURCE TECHNOLOGIES, INC.

By:____________________________________
Name:
Title:

EXHIBIT A
TO SUBSCRIPTION AGREEMENT

[FORM OF WARRANT]

THIS WARRANT, AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  EXCEPT AS OTHERWISE SET FORTH HEREIN, OR IN THE SUBSCRIPTION AGREEMENT PURSUANT TO WHICH THIS WARRANT IS ISSUED, NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR, AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE, CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

TERRA ENERGY & RESOURCE TECHNOLOGIES, INC.

Common Stock Purchase Warrant
Right to Purchase [200,000] Shares of Common Stock
Issue Date:                                [January __, 2010]
Expiration Date:                                [January __, 2015]
Exercise Price:                                $0.05 per share

Warrant No. ___________

THIS CERTIFIES THAT, for value received, pursuant to that certain Subscription Agreement dated as of [January 7, 2010] (the “Subscription Agreement”) by Terra Energy & Resource Technologies, Inc., a Delaware corporation (the “Company”) and the Holder herein specified, [____________________] (the “Holder”), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the above-specified Issue Date and at or prior to the close of business (5 pm EST, New York time) on the above-specified Expiration Date, but not thereafter, to subscribe for and purchase from the Company, up to [200,000] fully paid and nonassessable shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at the Exercise Price (as defined in Section 3 below).

1.           Title to Warrant.  Prior to the Expiration Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto, properly endorsed.

2.           Authorization of Shares.  The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, Liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3.           Exercise of Warrant.

(a)           The “Exercise Price” for the Warrant shall be $0.05 per share.

(b)           The Holder shall not, in the thirty (30) trading day period preceding the exercise of any portion of this Warrant, sell or short sell the Common Stock of the Company, or otherwise engage in any transaction that would in any way negatively affect the trading price of the Common Stock of the Company.

(c)           Except as provided in this Section 3 and Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Issue Date, and before the close of business on the Expiration Date by the surrender of this Warrant and the Notice of Exercise Form annexed hereto, duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank, the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased.  Certificates for shares purchased hereunder shall be delivered to the Holder hereof within three (3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid.  This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date this Warrant has been exercised by payment to, and receipt thereof by, the Company of the Exercise Price and, to the extent applicable in cases of issuances to designees of the named Holder of this Warrant, any transfer-tax reimbursements provided for under the proviso in Section 6 hereof.  If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new warrant shall in all other respects be identical with this Warrant.

4.           No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the Exercise Price.

5.           Charges, Taxes and Expenses.  Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant, or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto, duly executed by the Holder hereof; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

6.           Closing of Books.  The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant.

7.           Transfer, Division and Combination.

(a)           Subject to compliance with any applicable securities laws and the Subscription Agreement and exhibits thereto, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new warrant or warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  This Warrant, if properly assigned, may be exercised by a new holder for the purchase of shares of Common Stock without having a new warrant issued.

(b)           This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney.  Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c)           The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

(d)           The Company agrees to maintain, at its aforesaid office, books for the registration, and the registration of transfer, of the Warrants.

8.           No Rights as Shareholder until Exercise.  This Warrant does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise pursuant to Section 3 hereof.  Upon the surrender of this Warrant and the payment of the aggregate Exercise Price for the tranche(s) of Warrant Shares being exercised, the Warrant Shares so purchased shall be deemed issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

9.           Loss, Theft, Destruction or Mutilation of Warrant.  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

10.           Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

11.           Adjustments of Exercise Price and Number of Warrant Shares.

(a)           Stock Splits, etc.  The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.  In the event that the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, (iv) issue any shares of its capital stock in a reclassification of the Common Stock, or (v) otherwise transacts a similar adjustment to its class of Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant and the Exercise Price immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which the holder would have owned or have been entitled to receive had such Warrant been exercised in advance thereof.  Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b)           Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of Common Stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of Common Stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event.  In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common

Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 11.  For purposes of this Section 11, “Common Stock of the successor or acquiring corporation” shall include voting stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are exercisable into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 11 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

(c)           Adjustment for Spin Off.  If, for any reason, prior to the exercise of this Warrant in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or a part of its assets in a transaction (the “Spin Off”) in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the “Spin Off Securities”) to be issued to security holders of the Company, then

(A)           the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder’s unexercised Warrants outstanding on the record date (the “Record Date”) for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the “Outstanding Warrants”) been exercised as of the close of business on the trading day immediately before the Record Date (the “Reserved Spin Off Shares”), and (ii) to be issued to the Holder on the exercise of all or any of the Outstanding Warrants, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Warrants then being exercised, and (II) the denominator is the amount of the Outstanding Warrants; and

(B)           the Exercise Price on the Outstanding Warrants shall be adjusted immediately after consummation of the Spin Off by multiplying the Exercise Price by a fraction (if, but only if, such fraction is less than 1.0), the numerator of which is the average Closing Bid Price of the Common Stock for the five (5) trading days immediately following the fifth trading day after the Record Date, and the denominator of which is the average Closing Bid Price of the Common Stock on the five (5) trading days immediately preceding the Record Date; and such adjusted Exercise Price shall be deemed to be the Exercise Price with respect to the Outstanding Warrants after the Record Date.

12.           Notice of Adjustment.  Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly send notice to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.  Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

13.           Notice of Corporate Action.  If at any time:

(a)           the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)           there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(c)           there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of such cases, the Company shall give to the Holder (i) at least 30 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days’ prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up.  Each such written notice shall be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 15(d).

14.           Authorized Shares.  The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the OTCBB or other market upon which the Common Stock may be listed.

The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment.  Without limiting the generality of the foregoing, the Company will (a) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (b) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

15.           Miscellaneous.

(a)           Governing Law.  This Warrant shall be governed by the laws of the State of New York without regard to its conflict of law principles, in accordance with the provisions of Section 7 of the Subscription Agreement.

(b)           Restrictions.  The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws as referenced in the Subscription Agreement.

(c)           Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies, notwithstanding all rights hereunder terminate on the Expiration Date.  If the Company fails to comply with any provision of this Warrant, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(d)           Notices.  Any notice, request or other document required or permitted to be given or delivered to the Holder hereof by the Company shall be delivered in accordance with the notice provisions of the Subscription Agreement.

(e)           Limitation of Liability.  No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(f)           Remedies.  The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.

(g)           Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(h)           Indemnification.  The Company agrees to indemnify and hold harmless the Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys’ fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against the Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; provided, however, that the

Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys’ fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from the holder’s negligence, bad faith or willful misconduct in its capacity as a stockholder or warrant holder of the Company.

(i)           Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(j)           Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(k)           Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  [_______________, 2010]

TERRA ENERGY & RESOURCE TECHNOLOGIES, INC.

By:
Name:
Title:

NOTICE OF EXERCISE

To:           Terra Energy & Resource Technologies, Inc.

The undersigned hereby elects to purchase ___________ shares of Common Stock (the “Common Stock”), at an exercise price of $0.05 per share, of Terra Energy & Resource Technologies, Inc. pursuant to the terms of the attached Warrant, Warrant No. [__________], and tenders herewith payment of the exercise price in full, in the amount of $_____________, together with all applicable transfer taxes, if any.

Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

_______________________________
(Name)

_______________________________
(Address)
_______________________________

Dated:

______________________________
Signature

ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form and supply required information.  Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is .  Such assignee has signed an acknowledgement of the restrictions on transfer and other terms stated in the related Subscription Agreement, and a copy thereof, to the satisfaction of the Company has been or will be provided to the Company prior to the effectiveness of such assignment.

Dated:

Holder’s Signature:                                _____________________________

Holder’s Address:                                _____________________________

_____________________________

Signature Guaranteed:  ___________________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

EXHIBIT B
TO SUBSCRIPTION AGREEMENT

CONFIDENTIAL INVESTOR QUESTIONNAIRE

INSTRUCTIONS:
PLEASE ANSWER ALL QUESTIONS.  If the appropriate answer is “None” or “Not Applicable”, so state.  Please print or type your answers to all questions.  Attach additional sheets if necessary to complete your answers to any item.

1.           The Investor agrees that the Investor will notify the Company at any time on or prior to the Closing in the event that the representations and warranties in this Questionnaire shall cease to be true, accurate and complete.

2.           The Investor represents and warrants that the Investor comes within one category marked below, and that for any category marked, the Investor has truthfully set forth, where applicable, the factual basis or reason the Investor comes within that category.

Category A____	The Investor is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation.  In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B____
The Investor is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C____	The Investor is a director or executive officer of the Company that is issuing and selling the Units.

Category D____
The Investor is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

(describe entity)

Category E____	The Investor is a private business development company as defined in section 202(a) (22) of the Investment Advisors Act of 1940. (describe entity)

Category F____
The Investor either is a corporation, partnership, Massachusetts or similar business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000.

(describe entity)

Category G____
The Investor is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act.

Category H____
The Investor is an entity (other than a trust) all the equity owners of which are “accredited investors” within one or more of the above categories.  If relying upon this Category alone, each equity owner must complete a separate copy of this Questionnaire.

(describe entity)

Category I____	The Investor is not within any of the categories above and is therefore not an “accredited investor”.

 3.           Please answer each of the following (as applicable).

(a)	For an individual Investor, please describe your current employment, including the company by which you are employed and its principal business:

(b)	For an individual Investor, please describe any college or graduate degrees held by you:

(c)           For all Investors, please list types of prior investments:

(d)	For all Investors, please state whether you have you participated in other private placements before:
YES_______                                           NO_______

If your answer was “YES”, please indicate frequency of such prior participation in private placements of:

         Public                                         Private
     Companies                                                Companies
Frequently
Occasionally
Never

(e)	For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?
YES_______                                           NO_______

(f)	For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?
YES_______                                           NO_______

(g)	For individual Investors, do you expect your current level of income to significantly decrease in the foreseeable future:
YES_______                                           NO_______

(h)	For all Investors, do you expect your total assets to significantly decrease in the foreseeable future:
YES_______                                           NO_______

(i)
For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______                                           NO_______

4.           Please circle the manner in which title to the Units is to be held (circle one):

(a)           Individual Ownership
(b)           Community Property
(c)           Joint Tenant with Right of Survivorship (both parties must sign the signature page)
(d)           Partnership*
(e)           Tenants in Common
(f)           Corporation *
(g)           Trust*
(h)           Limited Liability Company*
(i)           Other

*	If Units are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

 5.           FINRA Affiliation.

A.           Are you affiliated or associated with a FINRA member firm (please check one):
YES_______                                           NO_______

If Yes, please describe:
_________________________________________________________
_________________________________________________________

B.	If Investor is a registered representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The Investor FINRA member firm acknowledges receipt of the notice required by FINRA’s Conduct Rule 3050.

_________________________________
Name of FINRA Member Firm

By: ______________________________
        Authorized Officer

Date: ____________________________

6.           The Investor hereby represents and warrants that:

______(Investor’s initials)                                                      The Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of any prospective investment in the Company.

______(Investor’s initials)	The Investor has had access to such information regarding the Company as it deems necessary to make an informed investment decision.

______(Investor’s initials)	The Investor its investment in this offering does not represent a disproportionate amount of its disposable income, and, that it can bear the total loss of its investment.

 7.           The Investor is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Section 6 and such answers have been provided under the assumption that the Company will rely on them.

The Investor is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire and such answers have been provided under the assumption that the Company will rely on them.

The Investor confirms that the foregoing statements are correct, to the best of the Investor's knowledge and belief.

Name of Investor (i.e., name in which Units should be issued)

Signature                                                                Signature (if purchasing jointly)

Name Typed or Printed                                                                           Name Typed or Printed

Title of Signatory (for entities)

Dated